Exhibit 10.46

LOAN AGREEMENT

(Addendum No. 3)

WHEREAS:

•
This addendum serves to update the Loan Agreement (attached as Exhibit 10.1 to the Form 10-K/A-2 Coronus Solar Inc. filed with the SEC on December 10, 2010) between Jefferson Thachuk (the “Lender”) and Coronus Solar Inc. (the “Borrower”), and subsequently updated by Addendum No. 1, dated June 20, 2011 (attached as Exhibit 10.35 to the Form 10-K Coronus Solar Inc. filed with the SEC on June 27, 2011) and by Addendum No. 2, dated October 26, 2011 (attached as Exhibit 10.44 to the Form 10-Q Coronus Solar Inc. filed with the SEC on November 14, 2011).

•	This addendum is current as of February 8, 2012.

•	A detailed chronology of the Loans, subsequent to October 26, 2011 is attached to this addendum as Exhibit A.

•	As at December 31, 2011, the principal amount of the Loans totaled CAD $225,800, plus USD $6,600.

•	As at February 8, 2011, the principal amount of the Loans totaled CAD $227,800, plus USD $6,600.

RESOLVED:

This addendum fairly and accurately characterizes the subsequent loan activity between the Lender and the Borrower.

DATED:  this 8th day of February, 2012.

JEFFERSON THACHUK	DAVID HOLMES
Jefferson Thachuk	David Holmes
Lender	Coronus Solar Inc., Director

KENNETH BOGAS
Kenneth Bogas
Coronus Solar Inc., Director

EXHIBIT A

Loans from Shareholder - Jeff Thachuk
As at February 8, 2012
		CAD	USD
Date	Source	Principal	Principal

26-Oct-11	Opening Balance	219,500	6,600
29-Nov-11	Deposit	3,500	-
2-Dec-11	Deposit	200
3-Dec-11	Deposit	1,000
15-Dec-11	Deposit	600
29-Dec-11	Deposit	1,000
11-Jan-12	Deposit	1,000
30-Jan-12	Deposit	1,000

Total		CAD 227,800	USD 6,600